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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2000




                            MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        01-19826                     52-1604305
   --------                        --------                     ----------
(State or other                 (Commission File                (IRS Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)

              160 South Industrial Blvd., Calhoun, Georgia 30701
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                (706) 629-7721
         -------------------------------------------------------------
             (Registrant's telephone number, including area code)


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     Item 5.  Other Events
              ------------

              On May 18, 2000, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing an increase of 5,000,000 shares to its existing stock repurchase program bringing the total authorized repurchases up to a total of 15,000,000 shares of its outstanding common stock. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

     Item 7.  Financial Statements, Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.
              ---------

        C.    Exhibits

              99.1 Press Release dated May 18, 2000

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Mohawk Industries, Inc.

Date: May 18, 2000                         By: /s/ Frank H. Boykin
                                               ------------------------
                                                   Frank H. Boykin
                                                   Corporate Controller

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                         INDEX TO EXHIBITS
                         -----------------

     Exhibit
     -------

     99.1  Press Release dated May 18, 2000

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